UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 23, 2012

Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700, Sunnyvale, California 94089
(Address of principal executive offices, including ZIP code)

(408) 462-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2012, the Board of Directors (the “Board”) of Rambus Inc. (the “Company”) adopted the Company’s Amended and Restated Bylaws (the “Restated Bylaws”) to implement majority voting for the election of directors in uncontested elections. The Restated Bylaws include the following:

•
Each nominee for director in uncontested elections will be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election.
Each nominee for director in contested elections will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors.

•	If a nominee for director in an uncontested election fails to receive the required number of votes for reelection,

•
the Corporate Governance and Nominating Committee (the “CGNC”) shall make a recommendation to the Board as to whether to accept or reject such director’s resignation as previously tendered pursuant to the Company’s Corporate Governance Guidelines or whether other action should be taken;

•	the Board will act on the CGNC’s recommendation; and

•	within 90 days from the date the election results are certified, the Company will publicly disclose the Board’s decision and the rationale behind such decision.
The foregoing description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1.

As part of the implementation of majority voting for the election of directors in uncontested elections, the Company amended its Corporate Governance Guidelines to provide, among other things, that with respect to director nominations, the Board will only nominate those directors who agree to tender, promptly following the stockholders’ meeting at which they are elected or reelected as director, irrevocable resignations that will be effective upon the failure of such director nominee to receive the required vote for reelection and Board acceptance of such resignation. An updated version of the Company’s Corporate Governance Guidelines will be available on the Company’s website at http://investor.rambus.com/governance.cfm.

Item 9.01 — Financial Statements and Exhibits.

   (d) Exhibits.

3.1	Amended and Restated Bylaws of Rambus Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2012	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

3.1	Amended and Restated Bylaws of Rambus Inc.